                                                                   EXHIBIT 10.33

[The Registrant shall furnish supplementally a copy of any omitted schedule to the Commission upon request.]

                           STOCK PURCHASE AGREEMENT


  THIS STOCK PURCHASE AGREEMENT is made as of September 30, 1996, by and among Dewayne Cowles ("Cowles"), Mark Turner ("Turner") and Steve Masters ("Masters") (together, the "Sellers"), ARIS Corporation, a Washington corporation (the "Buyer"), and Noetix Corporation, an Oregon corporation (the "Company").

                                 RECITALS

  A. Sellers are together the owners of 100% of the outstanding shares of common stock of the Company.

  B. Sellers desire to sell and Buyer desires to purchase all of the shares of common stock of the Company owned by them upon the terms and conditions set forth herein.

                                 ARTICLE 1

                          PURCHASE AND SALE OF SHARES
                          ---------------------------

  1.1  Purchase and Sale. Subject to the terms and conditions of this Agreement,
       -----------------
Sellers agree to sell to Buyer, and Buyer agrees to purchase from Sellers, at the Closing, the number of shares of common stock of the Company set forth below (the "Shares"):

           Seller               Shares Sold
           ------               -----------
           Cowles                   6167
           Turner                   6167
           Masters                  1666

  1.2  Purchase Price and Payment.  The aggregate purchase price for the Shares
       --------------------------
(the "Purchase Price") shall be $835,000 in cash and 40,000 shares of the no par value common stock of ARIS Corporation (the "ARIS Shares"), which shall be payable at Closing as follows:

       (a)   Cowles shall receive the ARIS Shares and $255,917.48 in cash;

       (b)   Turner shall receive $455,917.52 in cash;

       (c)   Masters shall receive $123,165.00 in cash.

                                 ARTICLE 2

                                 CLOSING
                                 -------

  2.1  Closing.  The closing of the transaction contemplated in this Agreement
       -------
(the "Closing") shall take place at the offices of Buyer located at 6720 Fort Dent Way, Suite 250, Seattle, Washington at 10:00 a.m. on September 30, 1996, or at such other place, date and time as may be agreed upon by the parties (the "Closing Date").

  2.2  Deliveries at Closing.  At or prior to the Closing, the parties will
       ---------------------
deliver or cause to be delivered all documents or instruments required to be delivered by them pursuant to this Agreement. At the Closing, Sellers will deliver to Buyer certificates representing all of the Shares, duly endorsed in blank or with appropriate stock powers, against payment of the Purchase Price as required by this Agreement.

  2.3  Effective Date; Pro-Rates.  The effective date of this Agreement shall be
       -------------------------
September 1, 1996 (the "Effective Date"). As of the Effective Date, all income and expenses incurred by the Company in the ordinary course of business or otherwise accepted by Buyer after midnight, August 31, 1996 shall be deemed the income and expenses of Buyer. Title to the Shares of the Company shall pass to Buyer as of the Closing Date.


                                   ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

  3.1  Representations and Warranties of the Company and Sellers.  Sellers and
       ---------------------------------------------------------
the Company each jointly and severally represent and warrant to Buyer as follows:

       (a) Corporate Existence.  The Company is a corporation duly organized,
           -------------------
validly existing and in good standing under the laws of the State of Oregon, and the Company has all necessary corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company has not filed any documentation for the purpose of doing business with any state or federal governmental body other than the State of Oregon.

       (b) Capitalization and Title to Stock.  The authorized capital stock of
           ---------------------------------
the Company consists of (i) 100,000 shares of common stock, $1.00 par value (the "Company Common Stock"), 14,000 shares of which are issued and outstanding. The outstanding shares of Company Common Stock are owned beneficially and of record as set forth on Schedule 3.1(b)(i), free and clear of all pledges, security
                ------------------
interests, liens, charges, encumbrances, equities, claims, options or limitations, except as set forth on Schedule 3.1(b)(i). All currently
                                    ------------------
outstanding shares of Company Common Stock are validly issued, fully paid and nonassessable. No shares of Company Common Stock have been issued in violation of any preemptive or similar rights granted pursuant to the Company's Articles of Incorporation or otherwise. Except as set forth on Schedule 3.1(b)(i), (i) there are no subscriptions, options, warrants, calls, rights, agreements or commitments relating to the issuance, sale, delivery or transfer by the Company or Sellers (including any right of conversion or exchange under any outstanding security or other instrument) of the Company's Common Stock and (ii) the Company has no outstanding obligations to repurchase, redeem or otherwise acquire any of its outstanding shares of Common Stock.

       (c) Title to Shares.  At the Closing, Buyer will acquire good title to
           ---------------
the Shares, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims, options or limitations of whatever nature.

       (d) Authority and Validity.  The Company has the full corporate power and
           ----------------------
corporate authority, and each Seller has full power and authority, to enter into this Agreement and to carry out the terms of this Agreement. The Company has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by Sellers and the Company, and is binding upon and enforceable against each of them in accordance with its terms.

       (e) No Adverse Consequences.  Except as disclosed in the Schedules
           -----------------------
attached hereto, neither the execution and delivery of this Agreement by the Company and Sellers nor the consummation of the transactions contemplated in this Agreement will (i) result in the creation or imposition of any lien, charge or encumbrance on any of the assets or properties of the Company, (ii) violate any provision of the Articles of Incorporation or Bylaws of the Company, (iii) violate any law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to the Company, or (iv) either alone or with the giving of notice or the passage of time or both, conflict with, constitute grounds for termination of, result in the breach of the terms, conditions or provisions of, or constitute a default under any agreement, instrument, license or permit to which the Company is a party or by which it is bound.

       (f) Financial Statements.  The Company has previously furnished to Buyer
           --------------------
(i) balance sheets as January 31, 1995 and 1996, as prepared internally on a modified accrual basis, (ii) the related statements of income, as prepared internally on a modified accrual basis, and statements of stockholders' equity for the periods then ended; (iii) an unaudited balance sheet as of June 30, 1996 (the "Current Balance Sheet"); and (iv) the related statements of income (the " Current Income Statement"), stockholders' equity and cash flows through June 30, 1996; (all the balance sheets and statements referred to in clauses (i) through (iv) are collectively referred to herein as the "Financial Statements"). The Financial Statements are attached hereto as Exhibit A. Except as provided
                                                ---------
on Schedule 3.1 (f), the Financial Statements are accurate in all material
   ----------------
respects as of the respective dates thereof.  The Current Balance

Sheet and the Current Income Statement present fairly (A) the financial position of the Company as of the date indicated, and (B) the results of operations for the period then ended, all in conformity with generally accepted accounting principles applied on a consistent basis. Buyer shall have the right to audit the Financial Statements for any and all periods covered thereby and Sellers shall provide reasonable assistance to Buyer in the conduct of such audit or audits.

       (g) Litigation.  Except as disclosed in Schedule 3.1(g), there is no
           ----------                          ---------------
claim, litigation, proceeding or investigation of any kind pending or threatened by or against the Company and, to the best knowledge of Sellers and the Company, there is no basis for any such claim, litigation, proceeding or investigation.

       (h) Compliance with Laws.  To the best knowledge of Sellers, the Company
           --------------------
has at all relevant times conducted its business in compliance with its Articles of Incorporation, Bylaws, and all applicable laws and regulations. The Company is not in violation of any applicable laws or regulations. The Company is not subject to any outstanding order, writ, injunction or decree, and the Company has not been charged with, or threatened with a charge of, a violation of any provision of any federal, state or local law or regulation. The Company is in compliance with any reporting requirements of all federal, state, local and other regulatory bodies.

       (i) Employment Matters.
           ------------------

           (i)  Labor Matters. The Company is not a party or otherwise subject
                -------------
to any collective bargaining or other agreement governing the wages, hours or terms of employment of its employees. Other than as disclosed in Schedule
                                                                 --------
3.1(i)(i) the Company is and has always been in compliance with all applicable
---------
laws regarding employment and employment practices, terms and conditions of employment, wages and hours and are not and have not been engaged in any unfair labor practice. Sellers have no knowledge of the existence or threat of, and the Company has never been involved in, any (A) unfair labor practice complaint,
(B) labor strike, slowdown or work stoppage, (C) representation petition brought before the National Labor Relations Board, or (D) grievance or arbitration proceeding arising out of or under any collective bargaining agreements.

           (ii) Employee Benefits.  Schedule 3.1(i)(ii) lists all pension,
                -----------------   ------------------
retirement, profit sharing, deferred compensation, bonus, commission, incentive, life insurance, health and benefit plans or arrangements established, maintained or adopted by the Company ("Benefit Arrangements"). Complete, accurate copies of all documents relating to the establishment, terms or funding of such Benefit Arrangements (including contracts or agreements with trustees and insurance companies) have been provided to Buyer. No accumulated funding deficiency exists and no waiver of the minimum funding standards of Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") has been requested with respect to a Pension Plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of

1974, as amended ("ERISA")) that is subject to Section 412 of the Code. The Company does not have any potential "withdrawal liability" as defined in Section 4201 of ERISA. No Employee Benefit Plan (within the meaning of Section 3(3) of ERISA) has not engaged or become involved in a prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) to which an exemption did not apply. No Welfare Plan (as defined in Section 3(1) of ERISA) provides benefits for former employees or their dependents except as required by
Section 4980B of the Code. Each Benefit Arrangement has been and is maintained, operated and administered in all material respects in compliance with its terms and any related documents or agreements, and in all material respects in compliance with all applicable laws. Sellers are not aware of any pending or threatened assessment, complaint, proceeding, or investigation of any kind with respect to any Benefit Arrangement, or any material claims for benefits or expenses under such arrangements.

           (iii) Employment Agreements.  Each of the employees of the Company is
                 ---------------------
an "at-will" employee, and there are no written employment, commission, independent contractor or compensation agreements of any kind between the Company and any employees or contractors, except as set forth on Schedule
                                                                 --------
3.1(i)(iii).  Schedule 3.1(i)(iii) lists all of the employment or supervisory
-----------   --------------------
manuals, employment or supervisory policies, and written information generally provided to employees (such as applications or notices) by the Company, and true and complete copies of those manuals, policies and written information have been provided to Buyer. Complete and accurate copies of all agreements listed on
Schedule 3.1(i)(iii) have been furnished to Buyer. The Company does not have any
--------------------
agreements or understandings with employees except as reflected on Schedules
                                                                   ---------
3.1(i)(ii) and 3.1(i)(iii).
--------------------------

       (j) Real Property.  Schedule 3.1(j) contains a complete and accurate list
           -------------   ---------------
of all real property owned or leased by the Company ("Real Property").

       (k) Leases.  Schedule 3.1(k) contains a complete and accurate list of all
           ------   ---------------
real property leases under which the Company is a lessee.

       (l) Certain Contracts and Arrangements.  Schedule 3.1(l) contains a
           ----------------------------------   ---------------
complete and accurate list of each of the following types of agreements to which either the Company is a party or by which it is bound: (i) any mortgage, note or other instrument or agreement relating to the borrowing of money or the incurrence of indebtedness by the Company or the guaranty by the Company of any obligation for the borrowing of money; (ii) contracts, agreements, purchase orders or acknowledgment forms for the purchase, sale, support, lease, license or other disposition of equipment, products, materials or capital assets of the Company, or for the performance of services; (iii) contracts or agreements for the joint performance of work or services, and all other joint venture agreements excluding those identified in 3.1(i)(iii); and (iv) any other contract, instrument, agreement or obligation not described on any other Schedule to which the Company is a party or by which it is bound and which contains material unfulfilled obligations of the Company. However, the Company, in the ordinary course of business, has made oral statements, representations, promises, arrangements and agreements with some or all of its present customers pertaining to: (a) Oracle related products, including upgrades and technical support, up through and including Oracle Applications Release 11, providing such customers pay an annual maintenance fee; and (b) production of and support for additional modules of Noetix Views for Oracle Project Billing, Project Costing, Oracle M.R.P., Oracle Application Object Library and Oracle Human Resources, none of which has yet been produced, and including discussions regarding purchase prices, and maintenance fees for a reasonable time, for Oracle Project Billing, Project Costing and Oracle M.R.P. Some of these oral statements, representations and/or arrangements may constitute binding agreements or contracts.

     (m) Title and Condition of Tangible Assets.  The Company owns the Real
         --------------------------------------
Property described on Schedule 3.1(j) as indicated on such Schedule, and, except
                      ---------------
as disclosed in the Schedules attached hereto, all of their respective other assets and property, whether tangible or intangible, is also owned free and clear of all mortgages, pledges, security interests, claims, charges or other encumbrances or restrictions of any kind. A complete and accurate list of the tangible assets of the Company is attached as Schedule 3.1(m). The Company has
                                              ---------------
good and absolute fee simple title to any Real Property owned by them and good and absolute title to their tangible personal property.

     (n) Intellectual Property. The Company owns, or has a valid and binding
         ---------------------
license or licenses (as to all of which there are no defaults by any of the parties thereto) to use, all patents, trademarks, service marks, trade names, copyrights, trade secrets, technology, know-how and other intellectual property necessary to or used in the conduct of its business as now conducted and as proposed to be conducted (the "Intellectual Property") as follows. The Company has not registered or taken any steps to protect the name "Noetix Views" and "Noetix" other than by the process of incorporation in the State of Oregon. The Company does not own, claim or use any other trademark or trade name. The Company has not registered or taken any steps to protect its source codes or user's manuals other than by including thereon a statement or symbol that a copyright is claimed. The Company has provided Buyer complete and accurate lists of all issued patents, patent applications, registered trademarks and registered service marks and related applications, registered trade names and registered copyrights owned by or licensed to the Company, and a description of any material agreements relating to the acquisition by the Company of any such Intellectual Property in the form attached as Schedule 3.1(n). No Seller nor
                                              ---------------
the Company, nor any employee, agent or representative thereof, has distributed or disclosed confidential, proprietary information of the Company except under the terms of licenses or confidentiality agreements identified on Schedule

3.1(1).  The Company owns or possesses adequate licenses or other rights to use,
------
sell and license or dispose of all of the Intellectual Property, and has the exclusive right to bring actions for the infringement of any of Intellectual Property owned by it, subject to the Company's Cooperative Development and Marketing and Technology License Agreements dated April 22, 1996 with Oracle Corporation (the "Oracle Agreement") . The Company has good and marketable title or license rights to all of the Intellectual Property and owns such property free and clear of all security interests, liens, encumbrances, claims and rights of any kind or nature. Other than as set forth in the Oracle Agreement, no person or entity other than the Company has any right to market the Intellectual Property, make any derivative of the Intellectual Property, or make any sale of or involving any Intellectual Property. Except as set forth on Schedule 3.1(n) and
                                                            ---------------
in the Oracle Agreement, there are no royalties, honoraria, fees or other payments payable by the Company to any person or entity by reason of the ownership, use, license, sale or disposition of the Intellectual Property. Except as set forth in Schedule 3.1(n) with respect to the Microsoft Help
                       ---------------
compiler, the conduct of the business of the Company does not conflict with or infringe upon any intellectual property rights of any other person, and no claims of conflict or infringement are pending or threatened against the Company.

       (o) Status of Contracts.  Each of the contracts, agreements, leases,
           -------------------
commitments and instruments listed on Schedule 3.1(k) and Schedule 3.1(l)
                                      -----------------------------------
(collectively, the "Contracts") is valid, binding and enforceable by the Company in accordance with its terms and is in full force and effect. Complete and accurate copies of all Contracts have been delivered to Buyer. There is no existing default or violation by the Company under any Contract, and no event has occurred which (whether with or without notice, lapse of time or both) would constitute a default of the Company under any Contract. There is no pending or threatened proceeding which would interfere with the quiet enjoyment of any leasehold of which the Company is lessee or sublessee. Except for accounts receivable referred for collection and claims by the Company covered by Section 3.1(g), Sellers are not aware of any default by any other party to any Contract or of any event which (whether with or without notice, lapse of time or both) would constitute a default by any other party under any Contract. To the knowledge of Sellers and the Company there are no facts that exist indicating that any of the Contracts may be totally or partially terminated or suspended by the other parties. Other than the employment and independent contractor agreements identified on Schedule 3.1(l), the Company is not a party to, nor is
                         ----------------
it bound by, any contract or agreement that Sellers reasonably foresee will result in any loss to the Company upon the performance thereof (including any liability for penalties or damages, whether liquidated, direct, indirect, incidental or consequential). No consent from any other parties to the Contracts is necessary for the consummation of the transactions contemplated by this Agreement.

       (p) Taxes.
           -----

           (i) Returns.  The Company has timely filed all federal, state and
               -------
other returns, reports and information returns required to be filed by them prior to the Closing Date with respect to Taxes (as defined below) which relate to the business, results of operations or financial condition of the Company (collectively, the "Returns") and have timely paid all Taxes due. No extensions of time have been requested for Returns which have not been filed. The federal and state income tax returns of the Company have been examined by the applicable taxing authorities or the applicable statutory periods of limitation have expired, for all periods to and including those set forth on Schedule 3.1(p)
                                                             ---------------
and, except as set forth on Schedule 3.1(p), the Company has not received any
                            ---------------
notice of audit and there are no
outstanding agreements or waivers extending the applicable statutory periods of limitation for such Taxes for any period. All Returns filed are complete and accurate in all respects and, except for timing adjustments, no additional Taxes are owed by the Company with respect to the periods covered by the Returns. The Company has provided the Buyer with complete and accurate copies of the Returns since the date of the Company's incorporation through 1995.

           (ii)  Taxes Paid or Reserved.  All deficiencies in Taxes asserted or
                 ----------------------
assessments made by any taxing authority have been fully paid or finally settled. To the best knowledge of Sellers, the reserves for Taxes reflected in the Current Balance Sheets are adequate for payment of Taxes with respect to the Company in respect of the period ending on or before the date of the Current Balance Sheets. All reserves for Taxes have been determined in accordance with generally accepted accounting principles consistently applied. All Taxes, including any estimated tax payments, which the Company has been required to collect or withhold have been withheld or collected and, to the extent required, have been paid to the proper taxing authority as of the Closing Date. The Company has not elected to be treated as a consenting corporation pursuant to
Section 341(f) of the Code.

           (iii) Definition.  "Taxes" means all taxes, charges, fees, levies or
                 ----------
other assessments, including without limitation income, excise, property, sales, use and franchise taxes imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof, and including any interest, penalties or additions.

       (q) Certain Interests.  Except as disclosed in Schedule 3.1(q), neither
           -----------------                          ---------------
any Seller nor any officer or director of the Company (or any entity owned or controlled by one or more of such parties) (i) has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the business of the Company or, (ii) is indebted to the Company. The Company is not indebted to any shareholder, director or officer (or any entity owned or controlled by one or more of such persons) except for amounts due under normal salary arrangements and for reimbursement of ordinary business expenses. The consummation of the transactions contemplated by this Agreement will not either alone or upon the occurrence of any act or event, or with the lapse of time, or both, result in any payment (severance or other) becoming due from the Company to any of its shareholders, officers, directors, or employees (or any entity owned or controlled by one or more of such parties).

       (r) No Restrictions.  Except as set forth in any Schedule hereto:  (i) No
           ---------------
power of attorney or similar authorization given by the Company is presently in effect or outstanding; and (ii) no contract or agreement to which the Company is a party or is bound or to which any of its properties or assets is subject limits the freedom of the Company to compete in any line of business or with any person.

       (s) Undisclosed Liabilities. The Company does not have any liability or
           -----------------------
obligation (whether absolute, accrued, contingent or other, and whether due or to become due) not otherwise disclosed on the Schedules attached hereto or accrued, reserved against or otherwise disclosed in the Financial Statements as of August 31, 1996, except those liabilities, such as utilities, telephone services, office supplies, and similar operational expenses incurred in the ordinary course of business within 60 days of the date of the Current Balance Sheets for which the Company was not invoiced by such date and except for those liabilities incurred after such date in the ordinary course of business.

       (t) Absence of Certain Changes or Events.  Since August 31, 1996, and
           ------------------------------------
except as otherwise disclosed in the Schedules attached hereto, there has not been:

           (i)   Adverse Changes.  Any material adverse change in the business,
                 ---------------
results of operations, financial condition or prospects of the Company;

           (ii)  Dividends.  Any direct or indirect declaration, setting aside
                 ---------
or payment of any dividend or other distribution (whether in cash, stock, property or any combination thereof) in respect of the Company's Common Stock or any direct or indirect repurchase, redemption or other acquisition by the Company of any shares of its capital stock, or any payment by the Company to or for the account of any Seller;

           (iii) Damage.  Any material damage, destruction or casualty loss,
                 ------
whether insured against or not, to any of the assets or properties of the Company;

           (iv)  Increased Compensation.  Except as set forth on Schedule 3.1
                 ----------------------                          ------------
(t)(iv), and except for increases in the base compensation rates for each of
-------
Cowles, Turner and Masters for the month of September 1996 to such levels as are equal to the base rates set forth in their employment and consulting agreements attached as Exhibits C, D and E, any increase in the rate or terms of
            -------------------
compensation payable or to become payable by the Company to its directors, officers or key employees; any increase in the rate or terms of any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such directors, officers or key employees; any special bonus or remuneration paid; or any written employment contract executed or amended;

           (v)   Expenditures.  Any entry into any agreement, commitment or
                 ------------
transaction (including without limitation any borrowing, capital expenditure or capital financing or any amendment, modification or termination of any existing agreement, commitment or transaction) by the Company that is material to the business, results of operations, financial condition or prospects of the Company, except agreements, commitments or transactions in the ordinary course of business or as contemplated in this Agreement;

           (vi)  Accounting Changes.  Any change by the Company in accounting
                 ------------------
methods, principles or practices;

           (vii) Sales of Stock.  Any issuance or sale of any capital stock of
                 --------------
the Company;

           (viii) Options.  Any option or right granted to purchase any capital
                  -------
stock of the Company;

           (ix)   Business Not in the Ordinary Course.  Except as set forth on
                  -----------------------------------
Schedule 3.1(t)(ix), any conduct of business which is outside the ordinary
-------------------
course of business or not substantially in the manner that the Company previously conducted its business;

           (x)    Acquisitions.  Any purchase or other acquisition of property,
                  ------------
any sale, lease or other disposition of property, or any expenditure, except in the ordinary course of business;

           (xi)   Liabilities.  Any incurrence of any liability which, either
                  -----------
singly or in the aggregate, materially and adversely affects the business, results of operations, financial condition or prospects of the Company;

           (xii)  Encumbrances.  Any encumbrance or consent to encumbrance of
                  ------------
any property or assets, except in the ordinary course of business; or

           (xiii) Adverse Changes.  Any change in the assets, liabilities,
                  ---------------
licenses, permits or franchises of the Company, or in any agreement to which the Company is a party or is bound, which has had or reasonably could be expected to have a material adverse effect on the business, results of operations, financial condition or prospects of the Company.

       (u) Permits and Licenses.  Schedule 3.1(u) contains a complete and
           --------------------   ---------------
correct list of all governmental licenses, permits, franchises, easements and authorizations (collectively, "Permits") held by the Company. The Company holds, and at all times has held, all Permits necessary for the lawful conduct of its business pursuant to all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and other authorities having jurisdiction over it or any part of its operations. The Company is in compliance with all the terms of each Permit, and there are no claims or violation by the Company of any Permit. Complete and accurate copies of all Permits have been delivered to Buyer.

       (v) Certain Payments.  Neither any Seller nor any person or other entity
           ----------------
has, directly or indirectly, on behalf of or with respect to the Company or its business or operations, made or received any payment that was not legal to make or receive under federal, state or local laws of the United States or any other country or territory.

       (w) Environmental Condition.
           -----------------------

           (i) Compliance.  The business and assets of the Company, including
               ----------
without limitation the Real Property, are in compliance with all Environmental

Laws. Any wastes generated in connection with the business of the Company are and have been transported and disposed of in compliance with all Environmental Laws.

           (ii)  Hazardous Substances.  To the best knowledge of Sellers, no
                 --------------------
Hazardous Substance has been disposed of, spilled, leaked or otherwise released on, in, under or from the Real Property or has otherwise come to be located in the soil or water (including surface and ground water) on or under the Real Property. None of the assets or Real Property of the Company incorporate any Hazardous Substance that is prohibited, restricted or regulated. No Hazardous Substance is or has been generated, manufactured, treated, stored, transported, used or otherwise handled on the Real Property or in connection with the business of the Company. There are no underground storage tanks on the Real Property (whether or not regulated and whether or not out of service, closed or decommissioned).

           (iii) Definitions.  As used in this Agreement, (A) "Environmental
                 -----------
Law" means any federal, state or local statute, ordinance or regulation pertaining to the protection of human health or the environment and any applicable orders, judgments, decrees, permits, licenses or other authorizations or mandates under such statutes, ordinances or regulations, and (B) "Hazardous Substance" means any hazardous, toxic, radioactive or infectious substance, material or waste as defined, listed or regulated under any Environmental Law, and includes without limitation petroleum oil and its derivatives.

       (x) Consents and Approvals.  Other than Oracle Corporation, no consent,
           ----------------------
approval, or authorization of any court, regulatory authority, governmental body, or any other entity or person not a party to this Agreement is required for the consummation of the transactions described in this Agreement by Sellers or the Company. Sellers and the Company have obtained, or shall have obtained prior to the Closing, all consents, authorizations or approvals of any third parties required in connection with the execution, delivery or performance of this Agreement by them or the consummation of the transactions contemplated by this Agreement.

       (y) Accounts Receivable.  Schedule 3.1(y) contains a complete and
           -------------------
accurate list of all of the receivables of the Company (including accounts receivable, loans receivable, advances and theft loss recovery) (collectively, the "Receivables"). Each of the Receivables has arisen only from bona fide transactions in the ordinary course of business and can be fully collected within 120 days after Closing, without resort to litigation and without offset or counterclaim, except to the extent of the normal allowance for doubtful accounts with respect to accounts receivable. Buyer shall give reasonable notice to Sellers regarding the status of the collection of the Receivables, and Sellers shall have the right to assist the Company in the collection of Receivables.

       (z) Accuracy of Representations and Warranties.  None of the
           ------------------------------------------
representations or warranties made by Sellers in this Agreement or any of the Schedules contain or will contain any untrue statement of any material fact or omit or misstate a material fact necessary to make the statements contained in this Agreement not misleading. Sellers and the Company know of no fact that has resulted or that, in their reasonable judgment will result, in any material change in the business, results of operation, financial condition or prospects of the Company that has not been set forth in this Agreement. Sellers have not represented or warranted to Buyer the amount of any future revenues the Company will earn or that Noetix Views software is free of bugs or similar defects.

  3.2  Representations and Warranties of Buyer.  Buyer represents and warrants
       ---------------------------------------
to Sellers and the Company as follows:

       (a) Existence.  Buyer is a corporation duly organized and existing under
           ---------
the laws of the State of Washington, and Buyer has all necessary corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.

       (b) Authority and Validity.  Buyer has the full corporate power and
           ----------------------
corporate authority to enter into this Agreement and to carry out the terms of this Agreement. Buyer has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by Buyer, and is binding upon and enforceable against Buyer in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the rights of creditors, and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other equitable remedies.

  3.3. Representation and Warranty of Cowles.  Cowles represents and warrants to
       -------------------------------------
Buyer as follows:

       (a) Investment Intent.  Cowles acknowledges that the issuance of the ARIS
           -----------------
Shares to Cowles is a limited offering and that no federal, state or other agency has made any finding or determination as to the fairness of the sale of the ARIS Shares nor made any recommendation or endorsement of the ARIS Shares. Cowles, by reason of his knowledge and experience in financial and business matters, is capable of evaluating the risks and merits of an investment in the ARIS Shares. Cowles recognizes that the ARIS Shares are speculative and that investments in the ARIS Shares involves a high degree of risk. Cowles is prepared to bear the economic risk of an investment in the ARIS Shares and is able to withstand a total loss of his investment in the ARIS Shares. Cowles acknowledges that the purchase of ARIS Shares hereunder is being made for his own account, for investment purposes only and not with the present intention of distributing or reselling the ARIS Shares in whole or in part. Cowles further understands that the ARIS Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws by reason of specific exemptions therefrom, which depend upon, among other things, the accuracy of the representations expressed in this Agreement by Cowles. Cowles acknowledges that the ARIS Shares are subject to restrictions on resale pursuant to the Act and applicable state securities laws. The certificates representing the ARIS Shares will contain a legend describing the restrictions on transfer imposed by the Act. Cowles has had the opportunity to discuss all aspects of this transaction with management of ARIS Corporation, has made or has had the opportunity to make such inspection of the books and records of ARIS Corporation as Cowles has deemed necessary in connection with this investment, and any questions asked have been answered to the satisfaction of Cowles.

                                   ARTICLE 4

                                   COVENANTS
                                   ---------

  4.1  Covenants of the Sellers.  Sellers and the Company jointly and severally
       ------------------------
agree that between the date of this Agreement and the Closing Date, unless Buyer consents in writing:

       (a) Business Operations.  The business of the Company will be operated in
           -------------------
the ordinary course consistent with past practice, and no new method of operation will be introduced. Sellers and the Company will use their best efforts to preserve the ongoing business and assets of the Company and will not take any action that might impair the business, results of operations, financial condition or prospects of the Company or take or fail to take any action that would cause or permit the representations made by them in this Agreement to be materially inaccurate on the Closing Date or preclude them from making such representations and warranties at the Closing.

       (b) Access.  Sellers and the Company will permit Buyer and its authorized
           ------
representatives full access to, and make available for inspection, all of the assets and business of the Company, including their employees, customers, suppliers and creditors. Sellers, and the Company will furnish to Buyer all documents, records and information with respect to the affairs of the Company as Buyer and its representatives may reasonably request.

       (c) Dividends; Changes in Capital Stock. Other than distributions of net
           -----------------------------------
earnings for the period from June 30 through the Closing Date, which Buyer has agreed the Company is entitled to distribute to Sellers, the Company will not
(i) declare, set aside or pay any dividends on, or make any distributions in respect of, any of its Common Stock, (ii) split, combine or reclassify any it is capital stock or issue, authorize, or propose the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its capital stock, or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any other outstanding securities.

       (d) No Issuance of Securities. The Company will not issue, deliver or
           -------------------------
sell, or agree to or authorize or propose the issuance, delivery or sale of (i) any shares of its capital stock or any other securities, or (ii) any rights, warrants or options to acquire any such securities.

       (e) Articles and Bylaws. The Company will not amend or propose to amend
           -------------------
its Articles of Incorporation or Bylaws.

       (f) No Acquisitions. The Company will not acquire or agree to acquire by
           ---------------
merger or consolidation with, or by purchase of a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets.

       (g) No Dispositions. The Company will not sell, lease, encumber, pledge,
           ---------------
grant a security interest in, or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any of its assets or any interest in any of its assets, except in the ordinary course of business consistent with prior practice.

       (h) Employee Compensation. Except as set forth on Schedule 4.1(h) or in
           ---------------------                         ---------------
Section 3.1(t), the Company will not grant any increase in the compensation or rate of compensation payable or to become payable to any officer, employee or director. No bonus, profit sharing, retirement, insurance, death, fringe benefit, severance or other extraordinary or indirect compensation shall accrue, be set aside, or be paid to, for or on behalf on any such person, other than as required by plans or agreements in effect on the date of this Agreement, except that accrued bonuses set forth on the attached Schedule 3.2(h) shall be paid
                                               ---------------
before Closing. The Company will not amend or make any commitment to enter into or amend any employment, consulting, employee benefit or other similar agreement.

       (i) Contracts. The Company will not waive any material right or cancel
           ---------
any material contract, debt or claim or assume or enter into any contract, lease, license, obligation, indebtedness, commitment, purchase or sale, except in the ordinary course of business.

       (j) Confidentiality.  Neither Sellers nor the Company will disclose to
           ---------------
any person other than their officers, directors, agents and representatives (or cause or permit any of their respective affiliates, employees, officers, directors, agents or other representatives to disclose) any of the terms or conditions of this Agreement, except as may be required by law, valid legal process or administrative order. If such disclosure is required, Sellers will provide Buyer a copy of the proposed disclosure at least two business days prior to making the disclosure.

       (k) No Solicitation.  Neither Sellers nor the Company will, directly or
           ---------------
indirectly, solicit or encourage any person, entity or group (other than Buyer) or enter into any negotiations, discussions or communications with such persons, concerning any merger, sale of substantial assets not in the ordinary course of business, or sale of any capital stock of the Company. Sellers and the Company will each promptly communicate to Buyer the terms of any proposal which they may receive in respect of any such transactions.

       (l) Material Changes.  Until the Closing of this transaction, Sellers and
           ----------------
the Company will promptly inform Buyer in writing of (i) any material adverse change (or any condition, event or development that could cause a material adverse change) in the business, properties, assets, liabilities, capitalization, shareholders' equity, condition (financial or other), operations, or prospects of the Company, (ii) any governmental complaints, investigations or hearings (or threat thereof), and (iii) the institution or threat of litigation involving the Company or any of its capital stock.

       (m) Failure to Fulfill Conditions.  If any of Sellers or the Company
           -----------------------------
determine that they will be unable to fulfill, at or before the Closing, any of their obligations under this Agreement or any of their conditions to Closing, they will promptly notify Buyer.

       (n) Supplements to Schedules.  Sellers and the Company will supplement or
           ------------------------
amend the Schedules to this Agreement with respect to any matter hereafter arising that, if existing or occurring on the date of this Agreement, would have been required to be set forth or described in such Schedule. No supplement or amendment to any Schedule made pursuant to this section shall be deemed to cure any breach of any representation or warranty made in this Agreement unless Buyer specifically agrees thereto in writing.

       (o) Further Assurances.  Upon the request of Buyer from time to time,
           ------------------
Sellers and the Company shall each provide to Buyer certificates or other documentation requested by Buyer to the effect that they have complied with all of their covenants contained in this Agreement.

  4.2  Covenants of Buyer.  Buyer agrees that between the date of this Agreement
       ------------------
and the Closing Date, unless Sellers consent in writing:

       (a) Confidentiality.  Buyer will not disclose to any person other than
           ---------------
its officers, directors, agents and representatives (or cause or permit any of its affiliates, employees, officers, directors, agents or other representatives to disclose) any of the terms or conditions of this Agreement, except as may be required by law, valid legal process or administrative order. If such disclosure is required, Buyer will provide Sellers a copy of the proposed disclosure at least two business days prior to making the disclosure.

       (b) Financial Capacity.  Buyer will not enter into any transaction that
           ------------------
would materially impair its financial capacity to consummate the transactions contemplated in this Agreement.

       (c) Failure to Fulfill Conditions.  If Buyer determines that it will be
           -----------------------------
unable to fulfill, on or before Closing, any of its obligations under this Agreement or any of its conditions to Closing, it will promptly notify Sellers.

       (d) Oracle Consent.  Buyer will work together with and assist Sellers and
           ---------------
the Company to obtain the consent of Oracle Corporation to the transactions contemplated in this Agreement.

       (e) Employee Agreements.  Buyer shall offer employment agreements to
           -------------------
Teresa Norbraten, Cindy Manning-Star and Yvonne Ostrom in form and content satisfactory to Buyer and containing the following terms: (i) a compensation rate at least equal to the employee's current compensation rate with the Company; (ii) employee benefits of a type at least equal to those available to employees of ARIS Corporation and its affiliated companies to their employees;
(iii) days of service credit for each day that employee was an employee of the Company; and (iv) relocation severance terms equal to those contained in Exhibits D and E.
----------------

       (f) Support for Company Commitments.  Buyer acknowledges the considerable
           --------------------------------
goodwill and personal reputations the Company and each of the Sellers have built as a result of their efforts in founding and growing the Company. Buyer shall honor the relationships Sellers and the Company have developed with customers, suppliers, employees, independent contractors and partners by using its best efforts to perform the Company's business related promises and commitments with respect to Oracle Applications Release 11 and five modules which have not yet been released, subject, however, to Buyer's reasonable business judgment. Buyer shall honor the terms of any commitments made by Seller in the ordinary conduct of its business which are reasonably disclosed to Buyer at Closing, including any offers or proposals outstanding at Closing to sell and/or support the Noetix Views software. Provided that the rights of the Company under the Oracle Agreement are assigned to Buyer, Buyer shall perform all of the Company's obligations under the Oracle Agreement. Buyer's covenants contained in this
Article 4.2 (f) shall survive for a period of two years from the Closing Date.

  ARTICLE 5

                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

  5.1  Condition to Each Party's Obligations.  The obligations of each party
       -------------------------------------
hereunder are subject to the condition that, at Closing, there shall be no pending or threatened claim, action, suit, investigation or proceeding against Buyer, Sellers and the Company for the purpose of enjoining or preventing the consummation of the transactions contemplated in this Agreement or otherwise claiming that this Agreement or the consummation of the transactions contemplated herein are illegal.

  5.2  Conditions to Buyer's Obligations.  The obligations of Buyer hereunder
       ---------------------------------
are subject to the fulfillment, at or prior to Closing, of the following conditions (unless waived in writing by Buyer):

       (a) Representations and Warranties.  The representations and warranties
           ------------------------------
of Sellers and the Company contained herein shall be true and correct in all material respects as of the Closing as if made on and as of the Closing Date, and Sellers and the Company shall each have delivered to Buyer a certificate, executed by a person acceptable to Buyer, dated as of the Closing Date, with respect to their respective representations and warranties.

       (b) Covenants.  Sellers and the Company shall each have performed and
           ---------
complied with all covenants or conditions required by this Agreement to be performed and complied with by them prior to Closing, and Sellers and the Company shall each have delivered to Buyer a certificate, executed by a person acceptable to Buyer, dated as of the Closing Date, with respect to their respective covenants and conditions.

       (c) Opinion of the Company's Counsel. Buyer shall have received an
           --------------------------------
opinion from Gary Bisaccio, Esq., counsel to the Company, dated as of the Closing Date, in substantially the form set forth on Exhibit B to this
                                                     ---------
Agreement.

       (d) No Material Adverse Change.  Other than as expressly allowed by this
           --------------------------
Agreement, there shall not have been any material adverse change (or any condition, event or development that could cause a material adverse change) in the business, properties, assets, liabilities, capitalization, shareholders' equity, condition (financial or other), operations, or prospects of the Company between the date of this Agreement and the Closing.

       (e) Consents.  The Company shall have obtained all consents and approvals
           --------
necessary to the execution, delivery and performance of this Agreement by them.

       (f) Corporate Proceedings.  All corporate proceedings necessary to be
           ---------------------
taken by the Company in connection with the transactions contemplated in this Agreement and all documents reflecting or evidencing such proceedings shall be reasonably satisfactory to Buyer and its legal counsel, and Buyer and its legal counsel shall have received all such counterpart original, certified or other copies of such documents as they may reasonably request.

       (g) Shareholders Agreement.  Cowles shall have executed and delivered the
           -----------------------
ARIS Corporation Shareholders Agreement.

       (h) Share Certificates.  Sellers shall have delivered to Buyer
           ------------------
certificates representing the Shares, duly endorsed in blank or with appropriate stock powers.

       (i) Consulting, Employment, and Noncompetition Agreements. Masters shall
           -----------------------------------------------------
have executed and delivered to the Buyer a Consulting Agreement in the form attached as Exhibit C. Cowles and Turner shall have executed and delivered to
            ---------
the Buyer Employment Agreements in the forms attached as Exhibit D and Exhibit
                                                         ---------     -------
E, respectively.
-

       (j) Shareholder Loans.  The outstanding balance of any loans previously
           -----------------
made to the Company, as shown on the Current Balance Sheets, and any interest accrued thereon after the date of the Current Balance Sheets, shall have been contributed to the capital of the Company, and no one shall have received any payment with respect thereto since the date of the Current Balance Sheet.

       (k) Agreements with Respect to Taxes. Sellers shall each have executed
           --------------------------------
agreements acceptable to Buyer agreeing to reimburse the Company in full for any tax liability it may incur as a result of disallowance of any deductions taken by the Company for compensation paid to them prior to Closing. Sellers shall have the right to control the representation of themselves in any tax audit or administrative or legal proceeding with respect to such taxes.

       (l) Release from Tenancy Obligations.  The Company shall have been fully
           --------------------------------
released and held harmless from any continuing obligations under its office tenancy for the premises located at 10550 S.W. Allen Boulevard, Suite 223, Beaverton, Oregon.

       (m) Buyer's Due Diligence.  Buyer shall have completed its due diligence
           ---------------------
review of the Company and its business, properties, products and prospects (which shall include a review of the schedules to be provided by the Company to Buyer and attached hereto) no later than September 27, 1996 in good faith and shall be reasonably satisfied with the results thereof.

  5.3  Conditions to Sellers' Obligations.  The obligations of Sellers and the
       ----------------------------------
Company hereunder are subject to the fulfillment, at or prior to Closing, of the following conditions (unless waived in writing by Sellers and the Company):

       (a) Representations and Warranties.  The representations and warranties
           ------------------------------
of Buyer contained herein shall be true and correct in all material respects as of the Closing as if made on and as of the Closing Date, and Buyer shall have delivered to Sellers and the Company a certificate of its President, dated as of the Closing Date, with respect to its representations and warranties.

       (b) Covenants.  Buyer shall have performed and complied with all
           ---------
covenants or conditions required by this Agreement to be performed and complied with by it prior to Closing, and Buyer shall have delivered to Sellers and the Company a certificate of its President, dated as of the Closing Date, with respect to its covenants and conditions.

       (c) Purchase Price.  Buyer shall have delivered to Sellers the Purchase
           --------------
Price as required by this Agreement.

       (d) Due Diligence by Cowles.  Buyer shall give Cowles and his
           -----------------------
professional advisors reasonable access to all books, records and financial information of Buyer in connection with Cowles' receipt of the ARIS Shares, and he shall be reasonably satisfied with the results thereof.

                                   ARTICLE 6

                                  TERMINATION
                                  -----------

  6.1  Right to Terminate.  Notwithstanding anything to the contrary in this
       ------------------
Agreement, this Agreement may be terminated and the transactions contemplated herein abandoned at any time prior to the Closing:

       (a) by mutual consent of Buyer and the Company;

       (b) by either Buyer or Sellers if the Closing shall not have occurred by October 1, 1996; provided, however, that the right to terminate this Agreement under this Section 6.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement (or, with respect to the Company, the failure of any Seller) has been the cause of, or resulted in, the failure of the Closing Date to occur on or before such date;

       (c) by either Buyer or the Company if a court of competent jurisdiction shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

       (d) by Sellers if Buyer breaches any of Buyer's representations and warranties in any material respect or fails to comply in any material respect with any of Buyer's covenants or agreements contained herein; or

       (e) by Buyer if any of Sellers or the Company breaches any of their representations and warranties in any material respect or fails to comply in any material respect with any of their covenants or agreements contained herein.

  6.2  Obligations to Cease.  If this Agreement is terminated pursuant to
       --------------------
Section 6.1, all obligations of the parties to this Agreement shall terminate and there shall be no liability of any party hereto to any other party except
(i) as set forth in Section 8.13 and (ii) that nothing herein will relieve any party from liability for any willful breach of this Agreement.

                                   ARTICLE 7

                                INDEMNIFICATION
                                ---------------

  7.1  Definitions.  For the purpose of this Article 7, the "Indemnitor" shall
       -----------
be either Sellers and the Company, jointly and severally, or the Buyer, whichever is obligated to the other under this Article 7, and the "Indemnitee" shall be the party with the right to indemnification.

  7.2  Indemnification.  Subject to Sections 7.5 and 8.1, the Indemnitor agrees
       ---------------
to defend, indemnify and hold harmless the Indemnitee and any of its subsidiaries, affiliates, employees, officers, directors, agents, successors and assigns from and against any loss, claim, cause of action, damage, liability, expense or cost of any kind or amount, including without limitation any loss of earnings or diminution in the fair market value of the Shares, or any taxes, reasonable attorneys', actuaries', and accountants' fees and expenses, and liabilities arising under ERISA or the Code, which may be incurred by the Indemnitee, which results from: (i) any breach of or material inaccuracy in any representation, warranty or agreement made by or on behalf of the Indemnitor; or
(ii) any material misrepresentations in or any omission from any certificate or other document furnished or to be furnished by or on behalf of the Indemnitor. The Indemnitor shall not be liable hereunder with respect to amounts as to which a claim shall have not been made within the appropriate period provided in
Section 7.3 of this Agreement, and the liability of the Indemnitor hereunder shall be reduced by any insurance proceeds, tax refunds or other benefit related to the indemnified claim. However, except for Receivables governed by Sections 3.1(y) and 7.5, no single breach, inaccuracy, misrepresentation or omission shall be deemed material where the loss, claim, cause of action, damage or liability to the Buyer, the Company (before the addition of any reasonable attorneys' actuaries' or accountants' fees or other expenses incurred in connection therewith) is less than $5,000.

  7.3  Notice.  The Indemnitee shall notify the Indemnitor in writing of any
       ------
claim for indemnification under this Agreement, specifying each breach, misrepresentation, omission, exercise, pension claim, or failure forming the basis for such claim, and the amount being claimed as a result thereof, which notice shall be given within 90 days of the discovery of such breach, misrepresentation, omission, exercise, pension claim, or failure and prior to the expiration of the applicable survival period stated in Section 8.1. With respect to any third-party claim, the parties hereto shall make mutually available to each other all relevant information in their possession material to any such claim. The Indemnitor shall have the right to defend at its expense any such third-party claim against the Indemnitee, in which defense the Indemnitee shall cooperate with the Indemnitor, and the Indemnitor shall have the right to dispose of any such claim as it sees fit, as long as such disposition is without prejudice to the Indemnitee or to any subsidiary or affiliate of the Indemnitee.

  7.4  Limitation on Indemnification by the Company and the Sellers.  The
       ------------------------------------------------------------
obligations of the Company pursuant to this Article 7 to indemnify Buyer or any of Buyer's subsidiaries, affiliates, employees, officers, directors, agents, successors and assigns from and against any loss, claim, cause of action, damage, liability, expense or cost shall terminate immediately upon the Closing, and such termination shall have no effect upon the joint and several obligations of Sellers pursuant to this Article 7. The aggregate liability of the Sellers pursuant to this Article 7 shall not exceed the Purchase Price.

  7.5  Uncollected Receivables.  Upon Closing, the Company will use its best
       -----------------------
efforts to collect the Receivables. In the event that any of the Receivables remains uncollected within 120 days following Closing, Sellers agree, jointly and severally, to repurchase any such uncollected Receivables, within 20 days after receipt of a written request from Buyer, for cash in the face amount of such Receivable shown on Schedule 3.1(y) or the balance thereof, whichever is less; provided that for the purposes of determining the purchase price of any Receivables repurchased pursuant to this Section 7.5, (i) the allowance for doubtful accounts reflected on the Current Balance Sheets shall be subtracted from the purchase price otherwise determined pursuant to this section until all of the allowance for doubtful accounts has been applied and (ii) any late charges collected after Closing by the Company with respect to Receivables existing at Closing shall be credited against any amounts owing pursuant to this
Section 7.5, so long as such late charges were not reflected on the Financial Statements of the Company at Closing. So long as Sellers comply with the terms of this section, this section shall be the only remedy of Buyer for a breach of the representations and warranties contained in Section 3.1(y).

  7.6  Notice of Claim of Indemnification; Right of Offset.  Buyer acknowledges
       ---------------------------------------------------
Sellers right of contribution against each other in any claim for indemnification or lawsuit arising under this Agreement. In each event for which Buyer claims indemnification by Indemnitor hereunder, Buyer shall provide notice of such claim for indemnification to each of the Sellers at the addresses set forth in Section 8.5. Buyer agrees to name each of Sellers as co-defendants in any lawsuit arising hereunder. Each Seller expressly acknowledges and agrees that Buyer shall have the right to offset against any obligation of Buyer under the Notes or future remuneration payable to such Seller under the terms of any employment, consulting and/or noncompetition agreement between such Seller and Buyer, any obligations of the Company or any Seller which have been resolved in favor of the Company and which are subject to a claim for indemnification by Buyer under this Article 7. Buyer agrees that in any such circumstance, it shall be obligated to offset amounts due first against the Notes (or any Note) if the Notes or any Note are outstanding, and only if offset against the Notes or a Note is inadequate to satisfy the liability in full shall it have the right to seek offset against remuneration payable to a Seller.

                                   ARTICLE 8

                              GENERAL PROVISIONS
                              ------------------

  8.1  Survival of Representations and Warranties.  Except as stated below, the
       ------------------------------------------
representations and warranties contained in this Agreement shall survive for a period of two years after the Closing Date. The representations and warranties contained in Sections 3.1(p) (taxes) and 3.1(w) (environmental condition) shall survive for a period equal to the statute of limitations for such matters. From and after the Closing, the representations and warranties contained in Article 3 shall be deemed to be joint and several representations of Sellers only.

  8.2  Reliance.  The parties recognize and agree that the parties shall be
       --------
entitled to rely upon the representations and warranties set forth this Agreement.

  8.3  Schedules.  Each of the Schedules to this Agreement shall be read and
       ---------
construed separately, and any information set forth on one Schedule shall not be deemed to be disclosed for purposes of another Schedule unless it is specifically set forth on such other Schedule.

  8.4  Assignment.  Neither this Agreement nor any right or obligation created
       ----------
hereby may be assigned by any party without the prior written consent of the other parties or their successors, provided however, that Buyer shall be free to assign this Agreement at any time prior to or after the Closing to its wholly-owned subsidiary, ARIS Software, Inc.

  8.5  Notices.  All notices or other communications required or permitted to be
       -------
given hereunder shall be in writing, shall be addressed as provided below and shall be considered as properly given (i) if delivered in person, (ii) if sent by overnight delivery service, (iii) if mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, or
(iv) if sent by prepaid telegram or by telex or facsimile copy and confirmed. Notice so given shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon tender. For the purposes of notice, the addresses of the parties shall be as noted below; provided that any party shall have the right to change its address for notice hereunder by giving written notice to the other parties. The initial addresses and facsimile numbers of the parties are as follows:


  BUYER:         ARIS Corporation
                 Attn:  General Counsel
                 6720 Fort Dent Way, Suite 250
                 Seattle, Washington 98188-2555
                 Fax:  (206) 433-1182

COMPANY:         Noetix Corporation
                 Attn:  Dewayne Cowles
                 10550 S.W. Allen Blvd., Suite 223
                 Beaverton, Oregon  97005
                 Fax:  (503)

  Copy to:       Gary Bisaccio, Esq.
                 3718 S.W. Condor, Suite 100
                 Portland, Oregon  97201
                 Fax:  (503) 223-3511

  SELLERS:       Dewayne Cowles
                 15558 N.W. Overton Drive
                 Beaverton, OR 97006

                 Mark Turner
                 5205 S.W. Menefee Drive
                 Portland, OR 97201

                 Steve Masters
                 7810 S.W. 66th
                 Portland, OR 97223

  8.6  Arbitration; Governing Law  Any dispute or claim arising under or related
       --------------------------
to the transactions contemplated by this Agreement shall be settled through binding arbitration in front of a single arbitrator within 90 days of the filing of such arbitration. Any claim for arbitration by the Company or Sellers (or any of them) shall be filed with the Judicial Arbitration and Mediation Service in Seattle, Washington in accordance with their rules and procedures. Any claim for arbitration by Buyer shall be filed with a similar arbitration and mediation service in Portland, Oregon in accordance with the rules and procedures of the American Arbitration Association.

  8.7  Counterparts.  This Agreement may be executed in counterparts, each of
       ------------
which shall be deemed an original, and all of which together shall constitute a single agreement.

  8.8  Severability.  If any provision of this Agreement shall be held to be
       ------------
invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

  8.9  Amendment and Modification.  This Agreement may be amended or modified
       --------------------------
only by written agreement executed by all parties hereto.

  8.10 Waiver.  Any waiver of any of the provisions or conditions of this
       ------
Agreement or any of the rights of a party hereto shall be valid only if set forth in an instrument in writing signed by the party granting such waiver. Any waiver or failure to insist upon strict compliance with any obligation, covenant, agreement or condition shall not operate as a waiver of any other provision.

  8.11 Binding Effect.  This Agreement shall inure to the benefit of and be
       --------------
binding upon the parties, their legal representative, successors, and permitted assigns.

  8.12 Further Assurances.  Subject to the terms and conditions of this
       ------------------
Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated in this Agreement.

  8.13 Transaction Expenses.  Whether or not the transactions contemplated in
       --------------------
this Agreement are consummated, each party shall bear its own costs and expenses (including without limitation attorneys' fees and expenses).

  8.14 Entire Agreement.  This Agreement, including the Schedules and Exhibits
       ----------------
hereto, sets forth the entire understanding and agreement of the parties hereto relating to the purchase and sale of the Shares and supersedes any and all other understandings, negotiations or agreements between the parties hereto relating to the purchase and sale of the Shares.

  8.15 Attorneys' Fees.  In the event of a dispute with respect to the
       ---------------
interpretation of or a party's performance under this Agreement, the prevailing party in such dispute shall be entitled to recover from the non-prevailing party the prevailing party's reasonable attorneys' fees and costs.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                BUYER:

                                ARIS CORPORATION


                                By /s/ Paul Song
                                  --------------------------------
                                   Paul Song, President


                                SELLERS:


                                /s/ Dewayne Cowles
                                ----------------------------------
                                Dewayne Cowles

                                /s/ Mark Turner
                                ----------------------------------
                                Mark Turner

                                /s/ Steve Masters
                                ----------------------------------
                                Steve Masters

                                THE COMPANY:

                                NOETIX CORPORATION



                                By /s/ Dewayne Cowles
                                  --------------------------------
                                  Dewayne Cowles
                                  President

                         LIST OF SCHEDULES AND EXHIBITS


  Exhibit A                Financial Statements
  ---------
  Exhibit B                Opinion of Company's Counsel
  ---------
  Exhibit C                Masters Consulting Agreement
  ---------
  Exhibit D                Cowles Employment Agreement
  ---------
  Exhibit E                Turner Employment Agreement
  ---------


  Schedule 3.1 (b)(i)      Capitalization
  -------------------
  Schedule 3.1 (f)         Financial Statements
  ----------------
  Schedule 3.1 (g)         Litigation
  ----------------
  Schedule 3.1 (i)(i)      Labor Matters
  -------------------
  Schedule 3.1 (i)(ii)     Employee Benefits
  --------------------
  Schedule 3.1 (i)(iii)    Employee Agreements
  ---------------------
  Schedule 3.1 (j)         Real Property
  ----------------
  Schedule 3.1 (k)         Real Property Leases
  ----------------
  Schedule 3.1 (l)         Certain Contracts and Arrangements
  ----------------
  Schedule 3.1 (m)         Tangible Assets
  ----------------
  Schedule 3.1 (n)         Intellectual Property Audit
  ----------------
  Schedule 3.1 (p)         Taxes
  ----------------
  Schedule 3.1 (q)         Certain Interests
  ----------------
  Schedule 3.1(t)(iv)      Increased Compensation
  -------------------
  Schedule 3.1(t)(ix)      Business not in the Ordinary Course
  -------------------
  Schedule 3.1 (u)         Permits and Licenses
  ----------------
  Schedule 3.1 (y)         Accounts Receivable
  ----------------
  Schedule 4.1 (h)         Bonuses
  ----------------